Exhibit 10.15.3

Agreement Number 000 1641-3

Amendment #3 to the License Agreement No. 000 1641

between Tele Atlas North America, Inc. and TeleNav, Inc.

This is the third Amendment (“Amendment #3”) to the License Agreement No. 000 1641, dated July 1, 2009, (the “Agreement”) between Tele Atlas North America, Inc. (“Tele Atlas”) and TeleNav, Inc. (“Licensee”) (collectively, the “Parties”).

WHEREAS, the Parties have entered into the Agreement for Tele Atlas’ data, and

WHEREAS, the Parties wish to amend such Agreement,

NOW, THEREFORE, in consideration of the mutual undertakings and agreements hereinafter set forth, the Parties agree to amend the Agreement as follows:

1. Annex V, Support, shall be deleted and replaced with the revised and replaced Annex V, attached hereto.

2. Except as otherwise amended herein, all terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict in terms, this Amendment #3 shall take precedence over the Agreement and any previous amendment(s).

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment #3 to be effective, valid and binding upon the Parties as of December 14, 2010 (the “Effective Date of this Amendment #3”).

Tele Atlas North America, Inc. a California corporation 11 Lafayette Street Lebanon, NH 03766-1445		TeleNav, Inc. a Delaware corporation 1130 Kifer Road Sunnyvale, CA 94086

By:	/s/ M.M.A. van Gool	By:	/s/ Douglas S. Miller
Name:	M.M.A. van Gool	Name:	Douglas S. Miller
Title:	Managing Director, Business Unit Licensing	Title:	Chief Financial Officer

Date:	12/21/2010	Date:	12/22/10

TANA	TeleNav, Inc. License Agreement, Amendment #3, 12/2010, pg. 1	Licensee
CA_0000608_3	Tele Atlas CONFIDENTIAL

Agreement Number 000 1641-3

Revised and replaced

Amendment 3

Annex V

SUPPORT

During the term of this Agreement, so long as Licensee is not in default, experienced Tele Atlas staff will be available during the normal daytime business hours (9:00AM—5:00PM PST; excluding holidays and weekends) to provide the following Professional Support Services.

•	Support Account Manager assigned to TeleNav. The support account manager:

•	Manages the technical relationship with your company.

•	Has a focused view on and understanding of your business needs and interests.

•	Operates as a technical consultant and is your technical representative within Tele Atlas.

•	Will defend your interests within Tele Atlas, with respect to [*****] of the TA map data products

•	Will keep track of your launch plan deliverables

•	Will take the time to get to know your products, and provide feedback to you, as an industry expert and as an end-user.

•

Will have regular meetings, as needed, to discuss the status of ongoing projects, the status of change requests, any new opportunities, new product introductions, deep dives in product release notes / deltas of newly released licensed products.

•	Will support [*****] workshops with key product stakeholders (such as product managers, lead designers) within your organization and Tele Atlas to discuss [*****]

•	Product-specific Support:

•	Pro-actively inform you of new products, product roadmaps and upcoming product releases (content, timing, status, patches, and evaluations).

•	Channel your requirements within the Tele Atlas organization.

•	Prioritize and facilitate the development of approved, non-standard deliverables (e.g. [*****])

•	Be your one-stop technical/content escalation channel.

•	Report to you on a [*****] basis on the status of [*****] and [*****].

•	Explain the release notes in Product release meetings.

•	Explain upcoming changes in Specification Meetings.

•	Monitor the launch of the Tele Atlas products needed by your business.

•	Provide technical expertise during the customer evaluation process and bring in additional content matter experts as needed.

•	Monitor product delivery and expedite/escalate when needed.

•	[*****] Tool – Access to global platform for [*****] with the [*****].

A username and password will be provided for accessing [*****]. Once inside [*****], the user can [*****] and [*****]. [*****] are isolated map [*****] for which Tele Atlas provides a commitment to [*****]. Tele Atlas has a team dedicated to [*****] the [*****] through the [*****]. The annual limit of [*****] will be agreed to by both parties.

Fee and Payment:

Licensee shall pay to Tele Atlas [*****] fee in the amount of [*****]. For the first [*****], the [*****] fee shall be [*****] the amount of [*****] and shall be paid within [*****] days of the execution of this Amendment #3. In subsequent [*****], the [*****] fee shall be due within [*****] days of the anniversary date of the Effective Date of the Agreement.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TANA	TeleNav, Inc. License Agreement, Amendment #3, 12/2010, pg. 2	Licensee
CA_0000608_3	Tele Atlas CONFIDENTIAL

Agreement Number 000 1641-3

Licensee shall designate a single technical contact person, reasonably acceptable to Tele Atlas for support of Licensed Tele Atlas Products. Tele Atlas will provide the foregoing [*****] of the [*****] for a period of [*****] from the date of [*****] of such [*****]. Licensee is responsible for providing support directly or indirectly to its End Users and Distributors of the Value Added Product.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TANA	TeleNav, Inc. License Agreement, Amendment #3, 12/2010, pg. 3	Licensee
CA_0000608_3	Tele Atlas CONFIDENTIAL